INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust
Core Fixed Income Portfolio

Summary Prospectus
January 31, 2012

Class:	I	Ticker Symbol:	MPSFX
	P		MDIAX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated January 31, 2012, are incorporated by reference into this Summary Prospectus.

Objective

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee	0.375%	0.375%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses	0.61%	0.61%
Total Annual Portfolio Operating Expenses*	0.99%	1.24%
Fee Waiver and/or Expense Reimbursement*	0.49%	0.49%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.50%	0.75%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$51	$160	$280	$628
Class P	$77	$240	$417	$930

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.50% for Class I and 0.75% for Class P. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 234% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset backed securities and will ordinarily seek to maintain an average weighted maturity between five and ten years. The Portfolio invests in securities that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

The Portfolio's mortgage securities may include collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS"), stripped mortgage-backed securities ("SMBS") and inverse floating rate obligations ("inverse floaters"). In addition, the Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). The Portfolio may also invest in U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging market or developing countries. The Portfolio may also invest in restricted and illiquid securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Derivative instruments used by the Portfolio will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

•  Fixed Income Securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.

•  Municipal Securities. Municipal obligations may be general obligations or revenue bonds and may include Build America Bonds. General obligation bonds are secured by the issuer's full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source, and therefore involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

•  Mortgage Securities. Investments in mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected which may adversely affect the Portfolio's return. Investments in TBAs may give rise to a form of leverage and may cause the Portfolio's turnover rate to appear higher. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged.

•  Asset-Backed Securities. Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

•  Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/09	4.63%

Low Quarter	9/30/08	–5.21%

Average Annual Total Returns For Periods Ended
December 31, 2011

	Past One Year	Past Five Years	Past Ten Years
Class I (commenced operations on 9/29/87)
Return before Taxes	6.88%	3.36%	4.13%
Return after Taxes on Distributions	5.58%	1.77%	2.34%
Return after Taxes on Distributions and Sale of Fund Shares	4.45%	1.91%	2.46%
Class P (commenced operations on 3/1/99)
Return before Taxes	6.63%	3.11%	3.87%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	7.84%	6.50%	5.78%
Lipper Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes)[2]	6.28%	5.80%	5.36%

1  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index.

2  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Jaidip Singh	Executive Director	January 2001

Neil Stone	Managing Director	January 2011

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I, Class P and Class L Shares—Share Class Arrangements" and "—Other Purchase Information" sections beginning on pages 34 and 35, respectively, of the Prospectus.

Portfolio shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Class I, Class P and Class L Shares" and "Redeeming Shares" sections beginning on pages 34 and 38, respectively, of the Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Intentionally Left Blank

IFTCOREFXDSUM 1/12